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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               November 5, 1998


                AmeriCredit Automobile Receivables Trust 1998-D
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


        United States                  333-63565                88-0359494
(State or Other Jurisdiction of     (Commission File         (I.R.S. Employer
        Incorporation)                  Number)             Identification No.)



 c/o AmeriCredit Financial                                        76107
       Services, Inc.                                           (Zip Code)
Attention: Chris A. Choate
    200 Bailey Avenue
    Fort Worth, Texas
  (Address of Principal
    Executive Offices)


       Registrant's telephone number, including area code (817) 882 7082
                                                          --------------

         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Securities and the Auto Loans

  AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $625,000,000 in principal amount of Securities (the "Securities") on Form S-
3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 1998-D (the "Trust") issued $130,000,000 Class A-1 5.199% Asset Backed Notes, $240,000,000 Class A-2 Floating Rate Asset Backed Notes, $100,000,000 Class A-3 Floating Rate Asset Backed Notes and $155,000,000 Class A-4 Floating Rate Asset Backed Notes (collectively, the "Notes") on November 5, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1,
                                                                    -----------
dated as of November 1, 1998, between the Trust and Bank One, N.A., as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent").

  The Notes will evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated October 29, 1998 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

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          Item 7.     Financial Statements, Pro Forma Financial Information and
                      ---------------------------------------------------------
                      Exhibits.
                      --------


(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          1.1 Underwriting Agreement, dated October 29, 1998 among AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.

          4.1 Indenture, dated as of November 1, 1998 between AmeriCredit Automobile Receivables Trust 1998-D and Bank One, N.A., as Trustee and Trust Collateral Agent.

          4.2 The Amended and Restated Trust Agreement dated as of November 1, 1998, between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.

          4.3 Sale and Servicing Agreement, dated as of November 1, 1998, among AmeriCredit Automobile Receivables Trust 1998-D, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.

          4.4 Note Guaranty Surety Bond, dated November 5, 1998 and delivered by Financial Security Assurance Inc.

          10.1 Purchase Agreement, dated as of November 1, 1998, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.

          10.2 Indemnification Agreement, dated November 1, 1998, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.

          23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

          23.2 Consent of Coopers & Lybrand L.L.P. regarding financial statements of AmeriCredit Automobile Receivables Trust 1998-D.

          99.1 Statistical information for the receivables as of the Initial Cut-off date.

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                                 SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



               AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1998-D



                        By:   AmeriCredit Financial Services, Inc., as Servicer



                              By:/s/ Preston Miller
                                 ------------------
                              Name:  Preston Miller
                              Title: Senior Vice President and
                                     Treasurer


Dated:  November 16, 1998

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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.    Description
-----------    -----------


1.1            Underwriting Agreement, dated October 29, 1998, among
               AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.



4.1 Indenture, dated as of November 1, 1998, between AmeriCredit Automobile Receivables Trust 1998-D and Bank One, N.A., as Trustee and Trust Collateral Agent.



4.2 Amended and Restated Trust Agreement dated as of November 1, 1998 between AFS Funding Corp., as Depositor, and Bankers Trust (Delaware), as Owner Trustee.



4.3 Sale and Servicing Agreement, dated as of November 1, 1998, among AmeriCredit Automobile Receivables Trust 1998-D, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent.



4.4 Note Guaranty Surety Bond, dated November 5, 1998, and delivered by Financial Security Assurance Inc.



10.1 Purchase Agreement, dated as of November 1, 1998, among AmeriCredit Financial Services, Inc. and CP Funding Corp., as Sellers, and AFS Funding Corp., as Purchaser.



10.2 Indemnification Agreement, dated November 1, 1998, among Financial Security Assurance Inc., as Insurer, AFS Funding Corp., as Seller, and Chase Securities Inc., as Representative of the Underwriters.



23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Insurer and their report.

23.2 Consent of Coopers & Lybrand L.L.P. regarding financial statements of AmeriCredit Automobile Receivables Trust 1998-D.

99.1           Statistical information for the receivables as of the Initial
               Cut-off date.

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